UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 16, 2017
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State of Other Jurisdiction of Incorporation)

000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)

27-01 Queens Plaza North, Long Island City, New York (Address of principal executive offices)	11101 (Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(e) On February 16, 2017, JetBlue Airways Corporation (the “Company”) and Mr. Robin Hayes, the Company’s President and Chief Executive Officer, executed an amendment to Mr. Hayes’ employment agreement, extending his term of employment through July 31, 2021, and increasing Mr. Hayes’ annual base salary from $550,000 to $565,000. The remaining terms of Mr. Hayes’ employment agreement are unchanged.

The Board of Directors of the Company approved these changes to Mr. Hayes’ employment agreement, at the recommendation of the Corporate Governance and Nominating Committee.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Number      Description

10.41(a)	Amendment no. 1 to the Employment Agreement between JetBlue Airways Corporation and Robin Hayes, dated February 16, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)

Date: February 22, 2017	By:	/s/ Alexander Chatkewitz
Vice President, Controller and Chief Accounting Officer (principal accounting officer)

Exhibit Index

Exhibit Number	Description
10.41(a)	Amendment no. 1 to the Employment Agreement between JetBlue Airways Corporation and Robin Hayes, dated February 16, 2017.